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                                                                   Exhibit 10.19

                          REGISTRATION RIGHTS AGREEMENT


                  This REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of this 11th day of March, 1999, by and among Alexandria Real Estate Equities, Inc., a Maryland corporation (the "COMPANY"), and Health Science Properties Holding Corporation, a Maryland corporation (together with its permitted assigns, "HOLDINGS").

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1 DEFINITIONS. The following terms shall have the meanings ascribed to them below:

                  "AFFILIATE" as applied to any Person, shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person.

                  "CLOSING DATE" shall mean the date on which the Shares are distributed to Holdings.

                  "COMMISSION" shall mean the United States Securities and Exchange Commission.

                  "COMMON STOCK" shall mean the common stock of the Company, par value $.01 per share, or any other class of Common Stock of the Company.

                  "CONTROL" when used with respect to any Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.




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                  "CONTROLLING PERSON" shall mean each Person, if any, who
controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling Person.

                  "DAMAGES" shall mean any loss, claim, damage, liability, reasonable attorneys' fee, cost or expense and costs and expenses of investigating and defending any such claim.

                  "DEMANDING HOLDER" shall mean any Holder who has initiated a registration request in compliance with Section 2.1(a); PROVIDED that (i) "Demanding Holders" shall include each Holder who has requested to have included in a Demand Registration Registrable Securities pursuant to the notice provision of Section 2.1(a), and (ii) any action required or permitted to be taken under this Agreement by any Demanding Holders shall be taken by action of the holders of a majority of the Registrable Securities held by such Demanding Holders.

                  "DEMAND NOTICE" shall have the meaning set forth in Section
2.1 hereof.

                  "DEMAND REGISTRATION" shall mean a Shelf Registration of Registrable Securities under the Securities Act pursuant to a request made under
Section 2.1 hereof.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                  "HOLDER" shall mean Holdings in its capacity as holder of Registrable Securities and any Person(s) who shall hereafter acquire Registrable Securities from Holdings or another Holder.

                  "HOLDINGS" shall mean Health Science Properties Holding Corporation, a Maryland corporation.

                  "HOLDINGS STOCKHOLDERS" shall mean stockholders of Holdings as of the date of the Share Exchange Transaction and at any time up to and including the Liquidation of Holdings.



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                  "INDEMNIFIED PARTY" shall have the meaning set forth in
Section 4.3 hereof.

                  "INDEMNIFYING PARTY" shall have the meaning set forth in
Section 4.3 hereof.

                  "INSPECTORS" shall have the meaning set forth in Section 3.1(i) hereof.

                  "LIQUIDATION" shall mean the complete liquidation and dissolution of Holdings following the Share Exchange Transaction.

                  "NASD" shall mean the National Association of Securities Dealers, Inc.

                  "NOTICES" shall have the meaning set forth in Section 5.7 hereof.

                  "PERSON" shall mean an individual or a corporation, partnership, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "PIGGY-BACK HOLDERS" shall have the meaning set forth in
Section 2.2 hereof.

                  "PIGGY-BACK REGISTRATION" shall have the meaning set forth in
Section 2.2 hereof.

                  "RECORDS" shall have the meaning set forth in Section 3.1(i) hereof.

                  "REGISTRABLE SECURITY" shall mean each Share until such share
(i) has been effectively registered under the Securities Act and disposed of pursuant to an effective registration statement, (ii) is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, including a sale pursuant to the provisions of Rule 144(k) or (iii) has been otherwise transferred and may be resold by the person receiving such certificate without registration under the Securities Act. The foregoing notwithstanding, a Share will not be considered a Registrable Security on any date such Share is salable by the holder thereof under the provisions of Rule 144(k).


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                  "REQUISITE SHARE NUMBER" on any date shall mean a number of
Registrable Securities representing not less than 50% of the issued and outstanding Registrable Securities held in the aggregate on such date by the Holders.

                  "RULE 144" shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the Commission.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  "SELLING HOLDER" shall mean a Holder who sells or proposes to sell Registrable Securities pursuant to a registration statement under the Securities Act.

                  "SHARE EXCHANGE AGREEMENT" shall mean the share exchange agreement between the Company and Holdings, dated February 26, 1999, as amended on March 10, 1999 and March 11, 1999.

                  "SHARE EXCHANGE TRANSACTION" shall mean the transaction pursuant to the Share Exchange Agreement whereby Holdings delivers to the Company the shares of Common Stock of the Company owned by it in exchange for new shares of Common Stock of the Company.

                  "SHARES" shall mean the shares of Common Stock initially held by Holdings upon consummation of the Share Exchange Transaction and distributed to Holdings in the Share Exchange Transaction (including those shares of Common Stock placed in an escrow account to secure the indemnification obligations of Holdings to the Company under the Share Exchange Agreement), and any securities received as a dividend thereon or with respect thereto (including, without limitation, by way of merger, consolidation, recapitalization or otherwise).

                  "SHELF REGISTRATION" shall have the meaning set forth in
Section 3.1 hereof.

                  "UNDERWRITER" shall mean a securities dealer who purchases any Registrable Securities as principal in a Public Offering and not as part of such dealer's market-making activities.




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                                   ARTICLE II

                               REGISTRATION RIGHTS

                  Section 2.1  DEMAND REGISTRATION.

                  (a) REQUEST FOR REGISTRATION BY THE HOLDERS. At any time and from time to time on or after April 1, 1999, Holders owning, individually or in the aggregate, at least the Requisite Share Number may make written request (the "DEMAND NOTICE") for a Demand Registration of not less than 40% of the Registrable Securities held by all Holders. Such request shall specify the number of Registrable Securities proposed to be sold and the intended method of disposition thereof. The Company shall be required to effect only two Demand Registrations under this Section 2.1.

                  The Company shall give written notice of any registration request by the Holders, which request complies with this Section 2.1(a), within 10 days after the receipt thereof, to each Holder who did not initially join in such request. Within 20 days after receipt of such notice, any such Holder may request in writing that Registrable Securities owned by it be included in such registration. Each such request shall specify the number of shares of Registrable Securities proposed to be sold and the intended method of disposition thereof.

                  Subject to Section 2.3, the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities of each Demanding Holder that the Company has been so requested to register; PROVIDED that: (i) the Company shall not be obligated to file or cause to become effective any registration statement (x) during any period in which any other registration statement (other than a registration statement on Form S-4 or S-8 or any substitute form that may be adopted by the Commission) pursuant to which shares of Common Stock are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 30 days or (y) covering Shares that are salable pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act so long as the Company has delivered written notice to the Demanding Holder that the Company will fully cooperate with such sale; and (ii) the Company may delay the filing of a registration statement for a period of not more than 60 days after the date of receipt of a request in accordance with Section 2.1 if the Company reasonably determines that such a filing would adversely affect any proposed financing or acquisition by the Company and furnishes to the Demanding

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Holder a certificate signed by an executive officer of the Company to such effect. If the Company delays the filing of a Registration Statement, it shall promptly notify the Demanding Holders in writing when the events or circumstances permitting such postponement have ended.

                  (b) EFFECTIVE REGISTRATION. A registration shall not be deemed to have been effected as a Demand Registration unless it has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; PROVIDED that if, after the registration statement relating to such Demand Registration has been declared effective and prior to the sale of the Registrable Securities covered by such registration statement, the offering of Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Registrable Securities pursuant to the registration (for any reason other than the acts or omissions of the Selling Holders), such registration shall be deemed not to have been effected. If (i) a Shelf Registration requested pursuant to this Section 2.1 is deemed not to have been effected or (ii) the Shelf Registration does not remain effective until the earlier to occur of 180 days after the effective date thereof or the consummation of the distribution by the Selling Holders of the Registrable Securities included in such registration statement, then such registration statement shall not count as a Demand Registration that may be requested by the Demanding Holder(s) in question and the Company shall continue to be obligated to effect a registration pursuant to this Section 2.1.

                  The Demanding Holders may withdraw all or any part of the Registrable Securities from a Demand Registration at any time (whether before or after the filing or effective date of such Demand Registration), and if all such Registrable Securities are withdrawn, to withdraw the demand related thereto; PROVIDED that if such withdrawal is effected after the effective date of the registration statement relating to such Demand Registration, such Demand Registration shall count as a Demand Registration pursuant to this Section 2.1. If at any time a registration statement is filed pursuant to a Demand Registration, and subsequently a sufficient number of Registrable Securities are withdrawn from a Demand Registration so that such registration statement does not cover at least the required amounts specified by Section 2.1(a), and an additional number of Registrable Securities is not so included, the Company may (or shall, if requested by the Demanding Holders) withdraw the registration statement; and such registration statement shall count as a Demand Registration pursuant to this Section 2.1.


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                  (c) SELECTION OF UNDERWRITER. If the Demanding Holders so
elect, the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an underwritten public offering. The Demanding Holders shall select one or more nationally recognized firms of investment bankers to act as the bookrunning managing Underwriter or Underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering; PROVIDED that such investment bankers and managers must be reasonably satisfactory to the Company.

                  Section 2.2 PIGGY-BACK REGISTRATION. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering of equity securities by the Company for its own account or for the account of any securityholders of any class of its equity securities (other than (i) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or (ii) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), including a registration statement relating to a Demand Registration, then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than 20 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof) (a "PIGGY-BACK REGISTRATION").

                  The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten public offering to permit the Registrable Securities requested by the Holders thereof to be included in a Piggy-Back Registration (the "PIGGY-BACK HOLDERS") on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw not less than five days prior to the effective date of such registration statement. Subject to the provisions of Section 2.1, the Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; PROVIDED that the Company shall reimburse the Piggy-Back Holders for all reasonable out-of-pocket expenses (including counsel fees and expenses) incurred prior to such withdrawal.


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                  No registration effected under this Section 2.2, and no
failure to effect a registration under this Section 2.2, shall relieve the Company of its obligations pursuant to Section 2.1, and no failure to effect a registration under this Section 2.2 and to complete the sale of Shares in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 3.2 and 4.1).

                  Section 2.3  REDUCTION OF OFFERING.

                  (a) DEMAND REGISTRATION. The Company may include in a Demand Registration shares of Common Stock for the account of the Company and Registrable Securities for the account of the Piggy-Back Holders and shares of Common Stock for the account of other holders thereof exercising contractual piggy-back rights, on the same terms and conditions as the Registrable Securities to be included therein for the account of the Demanding Holders; PROVIDED that (i) if the managing Underwriter or Underwriters of any underwritten public offering described in Section 2.1 have informed the Company in writing that it is their opinion that the total number of shares which the Demanding Holders, the Company, any Piggy-Back Holders and any such other holders intend to include in such offering is such as to materially and adversely affect the success of such offering, then (x) the number of shares to be offered for the account of the Company (if any) shall be reduced (to zero, if necessary) and (y) thereafter, if necessary, the number of shares to be offered for the account of such Piggy-Back Holders and such other holders shall be reduced (to zero, if necessary), in the case of this clause (y) PRO RATA in proportion to the respective number of shares requested to be registered to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing Underwriters; and if the number of shares to be offered for the account of each such Person has been reduced to zero, and the number of Shares requested to be registered by the Demanding Holders exceeds the number of shares recommended by such managing Underwriters, then the number of Shares to be offered for the account of the Demanding Holders shall be reduced PRO RATA in proportion to the respective number of Shares requested to be registered by the Demanding Holders and (ii) if the offering is not underwritten, no other party (other than Piggy-Back Holders), including the Company, shall be permitted to offer securities under any such Demand Registration unless a majority of the Shares held by the Demanding Holder or Holders consent to the inclusion of such shares therein.

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                  (b) PIGGY-BACK REGISTRATION. Notwithstanding anything
contained herein, if the managing Underwriter or Underwriters of any public offering described in Section 2.2 have informed, in writing, the Piggy-Back Holders that it is their opinion that the total number of shares that the Company and Holders of Registrable Securities and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then the number of shares to be offered for the account of the Piggy-Back Holders and all such other Persons (other than the Company) participating in such registration shall be reduced (to zero, if necessary) or limited PRO RATA in proportion to the respective number of shares requested to be registered to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing Underwriters; PROVIDED that (i) if such offering is effected for the account of Demanding Holders pursuant to Section 2.1, then the number of shares to be offered for the account of each Person shall be reduced in accordance with Section 2.3(a), and (ii) if such offering is effected for the account of any other securityholder of the Company pursuant to the demand registration rights of such securityholder, then the number of shares to be offered for the account of each Person shall be reduced in accordance with the instrument granting such demand registration rights, if any, and, in the absence of such instrument (x) the number of shares to be offered for the account of the Company, if any, shall be reduced (to zero, if necessary) and
(y) thereafter, if necessary, the number of shares to be offered for the account of the Piggy-Back Holders and any other Persons that have requested to include shares in such registration (but not such securityholders who have exercised their demand registration rights) shall be reduced (to zero, if necessary), in the case of this clause (y) PRO RATA in proportion to the respective number of shares requested to be registered, to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing Underwriters.

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                                   ARTICLE III

                             REGISTRATION PROCEDURES

                  Section 3.1 FILINGS: INFORMATION. Whenever the Company is required to effect or cause the registration of Registrable Securities pursuant to Section 2.1, the Company shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

                  (a) The Company shall use its commercially reasonable efforts (subject to any procedures or limitations imposed by the staff of the Commission) (i) to prepare and file with the Commission, within 30 days following receipt of the Demand Notice, a registration statement on an appropriate form for an offering on a delayed or continuous basis (the "SHELF REGISTRATION"), (ii) to cause the Shelf Registration to be declared effective under the Securities Act within 90 days following the receipt of the Demand Notice and (iii) to keep such Shelf Registration continuously effective under the Securities Act for a period of the shorter of (a) two years from the effective date of the Shelf Registration, (b) such period that shall terminate when all of the Registrable Securities are freely transferable without restriction under any applicable rules and regulations under the Securities Act or (c) such period that shall terminate when all of the Registrable Securities have been traded or sold to parties other than the Holdings Stockholders.

                  (b) The Company shall as expeditiously as possible prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective (subject to the penultimate paragraph of this Section 3.1) during the period with respect to the disposition of all securities covered by such registration statement as provided herein (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by each Selling Holder thereof set forth in such registration statement.

                  (c) The Company shall, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder,



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counsel representing such Selling Holders, and each Underwriter, if any, of the
Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, together with exhibits thereto if so requested, which documents shall be subject to review and comment by the foregoing within five days after delivery, and thereafter furnish to such Selling Holder, counsel and Underwriter, if any, for their review and comment such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto if so requested), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents or information as such Selling Holder, counsel or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

                  (d) After the filing of the registration statement, the Company shall promptly notify each Selling Holder of Registrable Securities covered by such registration statement (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in a registration statement, prospectus or documents incorporated therein by reference so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a registration statement would be necessary.



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                  (e) The Company shall use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests, and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; PROVIDED that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

                  (f) The Company shall take all reasonable actions required to prevent the entry, or obtain the withdrawal, of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any Registrable Securities for sale in any jurisdiction, at the earliest moment.

                  (g) Upon the occurrence of any event contemplated by paragraph 3.1(d)(v) or 3.1(d)(vi) above, the Company shall (i) prepare a supplement or post-effective amendment to such registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) promptly make available to each Selling Holder any such supplement or amendment.

                  (h) The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form and reasonably satisfactory to the Company) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities (the Selling Holders may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of such Underwriters also be made to and for the benefit of such Selling Holders).


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                  (i) The Company shall make available to each Selling Holder
(and their counsel) and each Underwriter, if any, subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the Commission and the Company, its counsel or auditors and shall also make available for inspection by any Selling Holder, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records that the Company determines, in good faith, are confidential, and of which determination the Company so notifies the Inspectors, shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; PROVIDED that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, PROVIDED FURTHER, that if, failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose only that portion of the Records that counsel has advised them that they are compelled to disclose. Each Selling Holder agrees that information obtained by it solely as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public.

                  (j) The Company shall furnish to each Selling Holder and to each Underwriter, if any, a signed counterpart, addressed to such Selling Holder or Underwriter, of (i) an opinion or opinions of counsel to the Company, and
(ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Selling Holders or the managing Underwriter therefor reasonably requests.

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                  (k) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                  (l) The Company shall use its best efforts (i) to cause any class of Registrable Securities to be listed on a national securities exchange (if such shares are not already so listed) and on each additional national securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities.

                  (m) In connection with an underwritten public offering, the Company shall participate, to the extent reasonably requested by the managing Underwriter for the offering or the Selling Holders, in customary efforts to sell the securities under the offering, including, without limitation, participating in "road shows"; PROVIDED that the Company shall not be obligated so to participate in more than one such offering in any 12-month period.

                  The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities by such Selling Holder as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the NASD. The Company may exclude from such registration any Holder who fails to provide such information.

                  Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3.1(d)(iii), (iv), (v) and (vi) hereof, such Selling Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 3.1(g) hereof, and, if so directed by the Company, such Selling Holder shall deliver to the Company all

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copies, other than permanent file copies, then in such Selling Holder's possession of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided herein by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(d)(iii), (iv), (v) or (vi) hereof to the date when the Company shall make available to the Selling Holders a prospectus supplemented or amended to conform with the requirements of Section 3.1(g) hereof.

                  In connection with any registration of Registrable Securities pursuant to Section 2.2, the Company shall take the actions contemplated by paragraphs (c), (d), (e), (g), (i), (j), (k) and (l) above.

                  Section 6.4 REGISTRATION EXPENSES. In connection with a Demand Registration pursuant to Section 2.1 hereof, and any registration statement filed pursuant to Section 2.2 hereof, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and all fees and expenses incident to the performance of or compliance with this Agreement by the Company,
(v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 3.1(j) hereof) and (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities.

                                   ARTICLE IV

                        INDEMNIFICATION AND CONTRIBUTION

                  Section 4.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Selling Holder, its partners, officers, directors, employees, agents, and Controlling Persons from and against any and all Damages, joint or several, and any action in respect thereof to which such Selling Holder, its partners, officers, directors, employees and agents, and any such Controlling Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or any preliminary prospectus, or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished to the Company by a Selling Holder or Underwriter expressly for use therein, and shall reimburse each Selling Holder, its partners, officers, directors, employees and agents, and each such Controlling Person for any legal and other expenses reasonably incurred by that Selling Holder, its partners, officers, directors, employees and agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings; PROVIDED that the Company shall not be liable to any Selling Holder to the extent that (a) any such Damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) such Selling Holder failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by such Selling Holder to the Person asserting the claim from which such Damages arise, and (ii) the final prospectus would have corrected such untrue statement or such omission; or (b) any such Damages arise out of or are based upon an untrue statement or omission in any prospectus if (x) such untrue statement or omission is corrected in an amendment or supplement to such prospectus, and (y) having previously been furnished by or on behalf of the Company with copies of such prospectus as so amended or supplemented, such Selling Holder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the Person asserting the claim from which such Damages arise; or (c) any such Damages arise out of or are based upon an untrue statement or omission in any prospectus if such Selling Holder has violated any covenant contained in Section
3.1 of this Agreement.

                  Section 4.2 INDEMNIFICATION BY SELLING HOLDERS. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors, employees and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling Person, to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information related to such Selling Holder or its plan of distribution, as furnished by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its officers, directors, employees or agents or any such controlling Person or its partners, officers, directors, employees or agents, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors, employees or agents, controlling Person, or its partners, officers, directors, employees or agents, shall have the rights and duties given to such Selling Holder, under Section 4.1. Each Selling Holder also agrees to indemnify and hold harmless each other Selling Holder and any Underwriters of the Registrable Securities, and their respective officers and directors and each Person who controls each such other Selling Holder or Underwriter on substantially the same basis as that of the indemnification of the Company provided in this Section 4.2. The Company shall be entitled to receive indemnities from Underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribu tion, to the same extent as provided above, with respect to information so furnished by such Persons specifically for inclusion in any prospectus or registration statement. In no event shall the liability of any Selling Holder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indem nification obligation.

                  Section 4.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by any Person in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2 (an "INDEMNIFIED PARTY") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "INDEMNIFYING PARTY"), notify the Indemnifying Party in writing of the claim or the commencement of such action, PROVIDED that the failure to notify the Indemnifying Party shall not relieve the Indemnifying

Party from any liability except to the extent of any material prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of the Indemnifying Party and such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties, or for fees and expenses that are not reason able. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party shall not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

                  Section 4.4 CONTRIBUTION. If the indemnification provided for in this Article IV is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemni-fied Party as a result of such Damages (i) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations, and (ii) as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less underwriting discounts and commissions) exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligation to contribute pursuant to this Section 4.4 is several and not joint.

                  The indemnity, contribution and expense reimbursement obligations contained in this Article IV are in addition to any liability any Indemnifying Party may otherwise have to an Indemnified Party or otherwise. The provisions of this Article IV shall survive, notwithstanding any transfer of the Registrable Securities by any Holder or any termination of this Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

                  Section 5.1 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, indemnities, underwriting agreements, lock-up agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights; PROVIDED that (i) no Selling Holder shall be required to make any representations or warranties except those which relate solely to such Selling Holder and its intended method of distribution, and (ii) the liability of each such Selling Holder to any Underwriter under such underwriting agreement shall be limited to liability arising from misstatements or omissions regarding such Selling Holder and its intended method of distribution and any such liability shall not exceed an amount equal to the amount of net proceeds such Holder derives from such registration; PROVIDED that in an offering by the Company in which any Holder requests to be included in a Piggy-Back Registration, the Company shall use its best efforts to arrange the terms of the offering such that the provisions set forth in clauses (i) and (ii) of this Section 5.1 are true; PROVIDED FURTHER, that if the Company fails in its best efforts to so arrange the terms, the Holder may withdraw all or any part of its Registrable Securities from the Piggy-Back Registration and the Company shall reimburse such Holder for all reasonable out-of-pocket expenses (including counsel fees and expenses) incurred prior to such withdrawal.

                  Section 5.2 RULE 144. The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

                  Section 5.3 AMENDMENT AND MODIFICATION. Any provision of this Agreement may be waived, PROVIDED that such waiver is set forth in a writing executed by the party against whom the enforcement of such waiver is sought. This Agreement may not be amended, modified or supplemented other than by a written instrument signed by (a) the Company and (b) a majority of the Holders of Registrable Securities. No course of dealing between or among any Persons having any interest in this Agreement shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.

                  Section 5.4 SUCCESSORS AND ASSIGNS: ENTIRE AGREEMENT.

                  (a) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and executors, administrators and heirs. The Company acknowledges specifically that Holdings Stockholders are to benefit from this Agreement, as successors to Holdings pursuant to the Liquidation.

                  (b) This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                  Section 5.5 SEVERABILITY. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

                  Section 5.6 NOTICES. All notices, demands, requests, consents or approvals (collectively, "NOTICES") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally delivered or delivered by a reputable overnight courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or such other address as such party shall have specified most recently by written notice. Notice shall be deemed given or delivered on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given or delivered on the next business day following delivery of such notice to a reputable overnight courier service.

                  To the Company:

                      Alexandria Real Estate Equities, Inc.
                           135 N. Los Robles Avenue
                           Suite 250
                           Pasadena, California  91101
                           Attn: Joel S. Marcus
                           Fax:  (626) 578-0770
                  with a copy (which shall not constitute notice) to:

                           Cooley Godward LLP
                           5 Palo Alto Square, 30 Camino Real
                           Palo Alto, CA 94306
                           Attn: Alan Mendelson
                           Fax: (650) 857-0663

                  To Holdings:

                           Health Science Properties Holding Corporation 135 N. Los Robles Avenue
                           Suite 250
                           Pasadena, California  91101
                           Attn:Jerry M. Sudarsky
                           Fax: (626) 578-0770

                  with a copy (which shall not constitute notice) to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           300 South Grand Avenue
                           34th Floor
                           Los Angeles, California  90071
                           Attn: Jerome L. Coben, Esq.
                           Fax:  (213) 687-5600

                  To any other Holder:

                           To the address specified in the notice provided to the Company upon such Person becoming a Holder.

                  Section 5.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal law of the State of California, without giving effect to principles of conflicts of law.

                  Section 5.8 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

                  Section 5.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

                  Section 5.10 FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

                  Section 5.11 TERMINATION OF PRIOR AGREEMENT. The Registration Rights Agreement dated June 2, 1997 by and among the Company and Holdings is hereby terminated and superseded by this Agreement.

                  Section 5.12 TERMINATION. Unless sooner terminated in accordance with its terms or as otherwise herein provided, this Agreement shall terminate upon the earlier to occur of (i) the mutual agreement by the parties hereto, (ii) with respect to any Holder, such Holder ceasing to own any Registrable Securities or (iii) the second anniversary of the Closing Date.

                  Section 5.13 REMEDIES. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach shall be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damage, for breach of any such provision shall be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

                  Section 5.14 PRONOUNS. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                      ALEXANDRIA REAL ESTATE EQUITIES, INC.



                      By: /s/ Joel S. Marcus
                         -----------------------------------
                          Name:  Joel S. Marcus
                          Title:   Chief Executive Officer



                      HEALTH SCIENCE PROPERTIES HOLDING
                      CORPORATION



                      By: /s/ Jerry M. Sudarsky
                         -----------------------------------
                          Name: Jerry M. Sudarsky
                          Title:  Chairman of the Board